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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 27, 2004


               CWALT, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of July 1, 2004,
              providing for the issuance of the Alternative Loan
              Trust 2004-15, Mortgage Pass-Through Certificates,
                               Series 2004-15).

                                  CWALT, INC.
                                 -----------
            (Exact name of registrant as specified in its charter)

   Delaware                            333-110343              95-4449516
  -------------------                  ----------              ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
 of Incorporation)                     File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.
            -------------------------

            (a)       Not applicable.

            (b)       Not applicable.

            (c)       Exhibits:

            5.1       Legality Opinion of Sidley Austin Brown & Wood LLP.

            8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                      Exhibit 5.1).

            23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  July 27, 2004

                                 Exhibit Index

Exhibit                                                             Page
-------                                                             ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1                                                     5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                           5








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